Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2008.

/s/ Lon J. Olejniczak
Lon J. Olejniczak
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2008.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director, Treasurer and Chief Financial Officer of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2008.

/s/ John T. Mallett
John T. Mallett
Director, Treasurer and Chief Financial Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Brian C. Scott, Director and Senior Vice President - Operations of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2008.

/s/ Brian C. Scott
Brian C. Scott
Director and Senior Vice President - Operations

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice President of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued Pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2008.

/s/ Ronald L. Ziegler
Ronald L. Ziegler
Director and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice President and Corporate Controller of the Board of Merrill Lynch Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts; modified guaranteed annuities and fixed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1933 File Number	Filing Form Type
Merrill Lynch Life Insurance Company	Certificates issued pursuant to Master Contingent Fixed Annuity Contract	333-___	S-1
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of March, 2008.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller